UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2007
HARRIS STRATEX NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Address of principal executive offices:	637 Davis Drive, Morrisville, NC 27560
Registrant’s telephone number, including area code:	(919) 767- 3250
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Effective November 6, 2007, Robert W. Kamenski resigned from his position as Corporate Controller and Principal Accounting officer of Harris Stratex Networks, Inc. (the “Company”) to pursue other business interests in California. Mr. Kamenski will continue as an employee of the Company until November 30, 2007 to assist in the transition of his duties and responsibilities. Sarah A. Dudash, the Company’s Chief Financial Officer, will assume the role of Principal Accounting Officer.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS STRATEX NETWORKS, INC.
November 9, 2007	By:	/s/ Juan Otero
		Name:	Juan Otero
General Counsel and Secretary